UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 1, 2005
                                 _______________

                                   GFSI, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 _______________



       333-24189                      Delaware                   74-2810748
       ---------                      --------                   ----------
(Commission File Number)    (State or Other Jurisdiction     (I.R.S. Employer
                                of Incorporation)            Identification No.)





                              9700 Commerce Parkway
                                Lenexa, KS 66219
               (Address of Principal Executive Offices)(Zip Code)

                                 (913) 693-3200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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


Item 1.01  Entry into a Material Definitive Agreement

     On March 28, 2002, GFSI, Inc. ("GFSI" or the "Company"), replaced its existing bank Credit Agreement by entering into a Revolving Bank Credit Agreement ("RBCA") with a group of financial institutions. The RBCA was guaranteed by the Company's parent, GFSI Holdings, Inc. ("Holdings").

     On March 1, 2005 the Company executed the Fifth Amendment to the RBCA (the "Fifth Amendment"). The Fifth Amendment was approved by GFSI, Bank of America N.A. acting as Agent, and by all of the Lenders who were party to the RBCA on such date (those terms having the meanings as defined in the RBCA). As part of the Fifth Amendment, Holdings reaffirmed its guaranty of the RBCA.

     The Fifth Amendment reduced the interest rates in effect at the time of the amendment and revised certain restrictive financial covenant requirements. Under the amended RBCA, Holdings is required to maintain a minimum of $5 million of borrowing availability, as defined in the agreement. Should borrowing availability be less than $10 million but more than $5 million Holdings is required to maintain a fixed charge coverage ratio of not less than 1.05 to 1.0, as defined in the agreement. Under the previous agreement, at its most restrictive level, Holdings was required to maintain a fixed charge coverage ratio of not less than 1.15 to 1.0. A copy of the Fifth Amendment is attached to this form 8-K as Exhibit 10.35.















































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Item 9.01.  Financial Statements and Exhibits

         The following documents are filed as part of this report:

         (a)     Financial Statements of Business Acquired

               Not applicable.


         (b)   Pro Forma Financial Information

               Not applicable.


         (c)   Exhibits.

               A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GFSI, INC.



Dated:  March 4, 2005                        /s/ J. Craig Peterson
                                             -------------------------------
                                             By: J. Craig Peterson
                                             Sr. Vice President of Finance and
                                             Principal Accounting Officer






































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



                                 EXHIBIT INDEX

Exhibit
Number                                                            Description
------                                                            -----------

10.35 Fifth Amendment, dated as of March 1, 2005, to the Credit Agreement, dated as of March 28, 2002, among the financial institutions named therein as the Lenders, and Bank of America, N.A. as the Agent and GFSI, Inc. as the Borrower.



























































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